IVY FUNDS, INC

Supplement dated April 4, 2007
to the
Statement of Additional Information dated July 31, 2006

and Supplemented August 25, 2006, November 14, 2006 and December 6, 2006

The following replaces the disclosure regarding "Letter of Intent" and "Account Grouping" in the section entitled Reduced Sales Charges (Applicable to Class A Shares only):

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution).

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Tax ID number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts solely controlled by you or your immediate family (for example you own the entire business); trust accounts established by you or your immediate family; and/or endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

The following supplements the disclosure regarding "Specific Securities and Investment Practices" in the section entitled The Funds, Their Investments, Related Risks and Limitations:

         Short Sales Against the Box

Ivy Energy Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. The Fund has no present intention to sell securities short in this fashion.

The following replaces the disclosure regarding the "Wire Redemption Fee" in the section entitled Purchase, Redemption and Pricing of Shares:

Wire Redemption Fee
Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged $10 to their account. The $10 fee is waived for the Directors and officers of the Fund or of any affiliated entity of IICO, employees of Waddell & Reed or of any of its affiliates, current and certain financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Ownership of Securities

As of March 31, 2007, the dollar range of shares of the Funds beneficially owned by the following portfolio managers are:

Manager	Fund Managed in the Ivy Funds, Inc.	Dollar Range of Shares Owned in Fund Managed	Dollar Range of Shares Owned in Funds in Fund Complex
Ryan Caldwell	Ivy Asset Strategy	$50,001 to $100,000	$100,001 to $500,000
Patrick Sterner	Ivy Limited-Term Bond	0	$100,001 to $500,000
Michael J. Walls	Ivy Municipal Bond	0	$100,001 to $500,000